UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
TRAVERE THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box)
☒ No fee required
☐ Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TRAVERE THERAPEUTICS, INC.
Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be held on May 15, 2025
3611 Valley Centre Drive, Suite 300, San Diego, California 92130

You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Notice, Proxy Statement and Form 10-K Report are available at:
https://web.viewproxy.com/Travere/2025
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 7, 2025 to facilitate timely delivery.
Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS MAY ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

To the Stockholders of Travere Therapeutics, Inc.
Notice is hereby given that the 2025 Annual Meeting of Stockholders of Travere Therapeutics, Inc. will be held on May 15, 2025 at 9:00 a.m. PDT at 3611 Valley Centre Drive, Suite 300, San Diego, California 92130 for the following purposes:

Proposal 1 – To elect each of the Board's ten nominees for director named in the accompanying proxy statement to serve for a term of one year.
Nominees:
(01) Roy Baynes	(04) Eric Dube	(07) John Orwin	(10) Ruth Williams-Brinkley
(02) Suzanne Bruhn	(05) Gary Lyons	(08) Sandra Poole
(03) Timothy Coughlin	(06) Jeffrey Meckler	(09) Ron Squarer

Proposal 2 – To approve the Company's 2018 Equity Incentive Plan, as amended, to increase the number of shares of common stock authorized for issuance thereunder by 4,000,000 shares.

Proposal 3 – To approve, on an advisory basis, the compensation of the Company's named executive officers.

Proposal 4 – To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025.

To transact other business as may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES
LISTED IN PROPOSAL 1, AND "FOR" PROPOSALS 2, 3, AND 4.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.
Material for this annual meeting and future meetings may be requested by one of the following methods:

To view your proxy materials online, go to https://web.viewproxy.com/Travere/2025. Have the 11 digit control number available when you access the website and follow the instructions.
1-877-777-2857 TOLL FREE

requests@viewproxy.com
* If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting proxy material.

You must use the 11 digit control number located in the box below.

CONTROL NO.

TRAVERE THERAPEUTICS, INC.
3611 Valley Centre Drive, Suite 300, San Diego, California 92130

PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE

The following proxy materials are available to you to review at:
https://web.viewproxy.com/Travere/2025
Notice, Proxy Statement and Form 10-K Report

ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.
You must reference your control number to vote by
Internet or request a paper copy of the proxy materials.

You May Vote Your Proxy When You View The Materials On The Internet at
https://web.viewproxy.com/Travere/2025
You Will Be Asked To Follow The Prompts To Vote Your Shares

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Refer to https://web.viewproxy.com/Travere/2025 for information on how to attend the annual meeting and vote in person.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857
or
By logging onto https://web.viewproxy.com/Travere/2025
or
By email at: requests@viewproxy.com

Please include the company name and your control number in the email subject line.